UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-200617 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

\Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2016, NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”), through a subsidiary of its operating partnership, completed the acquisition (the “Acquisition”) of an indirect minority interest in 1285 Avenue of the Americas, a 1.8 million square foot Class-A office building located in midtown Manhattan (the “Property”) for a purchase price of approximately $1.9 million, including closing costs. The Acquisition was part of an approximately $1.65 billion transaction sourced by RXR Realty, LLC (“RXR”), NorthStar/RXR’s co-sponsor and affiliate of its sub-advisor. NorthStar/RXR participated in the transaction with an investor group led by RXR Real Estate Value Added Fund - Fund III LP (“Fund III”), an institutional real estate private equity fund sponsored by RXR, as well as other institutional third party real estate investors and high net worth individuals (collectively, the “Purchasers”). In connection with the acquisition of the Property, the Purchasers obtained $1.1 billion of acquisition financing and an additional $100 million future funding facility, with a 7-year term at a weighted average fixed interest rate of approximately 4.3% per annum (the “Borrowings”). NorthStar/RXR completed the Acquisition through a limited partnership structure (the “Partnership”) and funded the investment using proceeds from its ongoing initial public offering.

The 39-story Property is centrally located in Manhattan's Sixth Avenue and Rockefeller Center corridor, a leading office submarket serving the financial services, media and communications industries with over 45 million square feet of office space. The Property occupies a full city block, has convenient access to public transportation and connects directly to the underground Rockefeller Center concourse. The Property also features approximately 25,000 square feet of retail space and approximately 84,000 below-grade square footage.

The Property is currently 99% occupied and serves as the North American headquarters for UBS AG (“UBS”), the global headquarters for BBDO Worldwide, Inc. (“BBDO”), a division of Omnicom Group, Inc., as well as the global headquarters for Paul, Weiss, Rifkind, Wharton & Garrison LLP, a law firm. An affiliate of RXR agreed to acquire the Property in December 2015 and, prior to closing the transaction, negotiated the extension of the approximately 890,000 square foot UBS lease through 2032. Both the UBS and BBDO leases are guaranteed by investment grade-rated companies.

The Partnership is governed by a limited partnership agreement, dated as of May 20, 2016 (the “LP Agreement”), containing customary terms and conditions, including transfer restrictions. NorthStar/RXR is a limited partner in the Partnership and an affiliate of RXR will act as the general partner of the Partnership. In addition, an affiliate of RXR will be engaged as the property manager of the Property. Under the terms of the LP Agreement, all net distributable cash will be distributed to NorthStar/RXR on a quarterly basis, or more frequently, as determined by the general partner.

The foregoing description of the LP Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the LP Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which agreement is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Limited Partnership Agreement of RXR VAF III 1285 Co-Investor Parallel LP, dated as of May 20, 2016, by and between RXR VAF III 1285 GP LP and 1285 Investor NT-NSR, LLC

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on

NorthStar/RXR’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar/RXR can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar/RXR’s expectations include, but are not limited to, NorthStar/RXR’s ability to realize the anticipated benefits of the Acquisition, the ability of NorthStar/RXR to transfer and/or sell its interest in the Property, if desired, the ability of NorthStar/RXR to achieve its targeted returns, the ability of RXR and its affiliates to successfully manage the Property, the ability of the Purchasers to comply with the terms of the Borrowings, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar/RXR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar/RXR on the date of this report and NorthStar/RXR is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: May 26, 2016	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Limited Partnership Agreement of RXR VAF III 1285 Co-Investor Parallel LP, dated as of May 20, 2016, by and between RXR VAF III 1285 GP LP and 1285 Investor NT-NSR, LLC

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